UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K EQUIVALENT - Informational

CURRENT REPORT

June 30, 2005

Date of Report (Date of Earliest Event Reported)

AMERICAN ROCK SALT COMPANY LLC

(Exact Name of Registrant as Specified in Charter)

New York	N/A	16-1516458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3846 Retsof Road, Retsof, New York	14539
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code: (585) 243-9510 ext. 1164

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K Equivalent is only being filed for informational purposes pursuant to the Indenture governing American Rock Salt Company LLC’s 9 1/2% Senior Secured Notes due 2014.

SECTION 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement.

On June 30, 2005, American Rock Salt Company LLC (“American Rock”) entered into Amendment No. 1 to the Credit Agreement, dated as of March 17, 2004, by and among American Rock, the financial institutions from time to time party thereto, and Manufacturers and Traders Trust Company as administrative agent, as collateral agent and as issuer of certain letters of credit pursuant thereto, to provide for certain payments in connection with the settlement of litigation described in Item 8.01 below. The amendment further provides for cancellation of the $32.1 million letter of credit issued pursuant to the Credit Agreement upon release of the surety bond posted in connection with the litigation.

SECTION 8 – Other Events

Item 8.01 – Other Events.

On June 30, 2005, American Rock reached a settlement agreement regarding a lawsuit pending in the U.S. District Court for the Western District of New York between American Rock, Frontier-Kemper Constructors, Inc., Flatiron Constructors, Inc. (formerly known as Flatiron Constructors, LLC, and also known as Flatiron Structures LLC), Jointly and Severally with Frontier-Kemper Constructors, Inc. and d/b/a Frontier-Kemper/Flatiron Joint Venture (collectively “FK/F”), Travelers Casualty and Surety Company of America and Liberty Mutual Insurance Company. Under the Settlement Agreement, the parties have agreed to dismiss all claims and counterclaims, subject to limited exceptions, with no findings or admissions of liability by any party. All of the settled claims will be dismissed with prejudice. The settlement also frees American Rock from any further obligation under a $32.1 million bond American Rock posted as security to discharge a mechanic’s lien FK/F had filed against the Hampton Corners Salt Mine arising out of the dispute between the parties. The settlement does not include the settling parties’ claims against Willis Corroon Corporation of Missouri, Willis Limited, Willis Faber and Dumas and Lloyd’s U/W at London, Sponsoring Syndicates, third-party defendants in the above-described action, which claims are still pending. Other terms of the settlement are confidential by agreement of the parties.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit	99.1 Press Release issued by American Rock Salt Company LLC

SIGNATURES

The registrant has duly caused this Report on Form 8-K Equivalent to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ROCK SALT COMPANY LLC
(Registrant)

By:	/s/ Raymond R. Martel
Name:	Raymond R. Martel
Title:	Chief Financial Officer
(Principal Financial Officer)

Dated: July 1, 2005

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
Exhibit 99.1	Press Release issued by American Rock Salt Company LLC